UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2017

ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

001-33400 (Commission File Number)	87-0454148 (IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   303-467-5236

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 0240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Drew M. Kelley as Interim Chief Executive Officer and Member of the Board of Directors

On June 21, 2017, the Board of Directors (the “Board”) of ARC Group Worldwide, Inc. (the “Company”) appointed Mr. Drew M. Kelley as Interim Chief Executive Officer and as a member of the Board of the Company, effective July 1, 2017.  Mr. Kelley will remain as the Company’s Chief Financial Officer, a position he has held since October 13, 2013.  Prior to joining the Company, Mr. Kelley was a Senior Vice President at Jefferies LLC (“Jefferies”) and its predecessor, Jefferies Group, Inc.  Mr. Kelley was employed by Jefferies (a brokerage, investment advisory, and corporate services company) from 2008 to 2013 where he held various positions in the investment banking group, executing corporate finance, strategic advisory, restructuring, mergers and acquisitions, equity and debt transactions for corporate clients.  Prior to Jefferies, Mr. Kelley held investment banking and equity research positions at Bear, Stearns & Co. Inc. from 2002 to 2008.  Mr. Kelley holds a BA in Business Economics with a Minor in Accounting from UCLA.

Mr. Kelley does not currently have a written compensation agreement with the Company or any of its subsidiaries.  The Compensation Committee of the Board has adjusted Mr. Kelley’s base salary to $340,000 per annum.

Resignation of Mr. Jason T. Young as Chief Executive Officer and Member of the Board of Directors

Effective June 30, 2017, Mr. Jason T. Young has resigned as Chief Executive Officer of the Company and as a member of the Board.  Mr. Young has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices with regard to the cessation of his services as Chief Executive Officer and as a member of the Board.

Item. 9.01	Exhibits

(d)	The following exhibits are filed with this report:

Exhibit NumberDescription

99.1 Press Release dated June 23, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Febru
ARC Group Worldwide, Inc.
(Registrant)

Date: June 23, 2017	By:	/s/ Drew M. Kelley
Name: Drew M. Kelley
Title: Chief Financial Officer